Exhibit 99.1

Press Release

Penguin Solutions Announces CEO Transition

Mark Adams to Retire as President and CEO

Kash Shaikh Appointed as President and CEO

FREMONT, Calif. — February 2, 2026 — Penguin Solutions, Inc. (“Penguin Solutions” or the “Company”) (NASDAQ: PENG), a leading provider of high-performance computing and AI infrastructure solutions, today announced the retirement of Mark Adams as President and Chief Executive Officer and as a Director of the Company. After a thorough search process, the Board has appointed technology veteran Kash Shaikh as President and Chief Executive Officer and as a Director of the Company, effective February 2, 2026. To ensure a smooth transition, Adams will remain with the Company as an advisor for nine months.

Shaikh brings more than three decades of technology leadership and operational experience to Penguin Solutions, with a proven track record of driving growth, innovation and customer-centric execution across enterprise software, SaaS and AI infrastructure markets. He most recently served as President and Chief Executive Officer of Securonix, where he scaled the business, introduced agentic AI solutions, strengthened customer relationships and led strategic organic and inorganic growth across global markets.

Penny Herscher, Chair of the Penguin Solutions Board of Directors, said, “On behalf of the Board, I want to thank Mark for his leadership over the past five years and for the lasting impact he has had on the organization. Mark led the transformation of Penguin Solutions, bringing together a set of independent businesses under a unified, innovative brand at a pivotal moment in the AI revolution. Under his guidance, Penguin Solutions expanded its portfolio, entered new markets and established itself as a trusted partner for critical AI infrastructure solutions across a wide range of industries. We are pleased that we will continue benefiting from his expertise as an advisor during this transition.”

Herscher continued, “We are excited to welcome Kash to Penguin Solutions. The Board conducted a thoughtful succession planning process and is confident that Kash is the right leader to guide Penguin Solutions through its next phase of development. He brings deep operational experience, a strong track record of scaling technology businesses and a customer-centric leadership style that aligns closely with the Company’s strategy and culture. As enterprise demand for production-scale AI infrastructure accelerates, Kash’s expertise in AI and his background in leading complex, global organizations position him well to build on the momentum Mark and the team have created.”

In announcing his retirement, Adams said, “Leading Penguin Solutions has been a privilege and a defining chapter in my career. This is the right time for me personally to retire, and I’m deeply grateful for the support of the Board, our employees, our customers and our shareholders over my tenure as CEO. I am incredibly proud of what our teams have accomplished together – we have redefined Penguin Solutions and put it in a position to capture significant opportunities in the AI and advanced memory markets.”

Reflecting on his appointment, Shaikh said, “Penguin Solutions has built a differentiated platform at the intersection of advanced computing, memory and services, with a long history of helping customers design, build, deploy and manage complex infrastructure at scale. As enterprises move from proofs of concept to production AI environments, Penguin’s focus on performance, reliability and time-to-value is increasingly critical. I’m excited to work alongside the leadership team and our employees to deepen customer partnerships, continue expanding our enterprise footprint and execute our strategy with discipline as we build the next chapter of the Company.”

About Kash Shaikh

Kash Shaikh is a veteran technology executive with over 30 years of operational experience and a distinguished track record of driving growth, innovation and customer-centric execution across enterprise software, SaaS and AI infrastructure markets. Prior to joining Penguin Solutions, Shaikh served as President and Chief Executive Officer of Securonix, a leading cybersecurity SaaS company offering AI-reinforced threat detection, investigation and response solutions. As CEO, he scaled the business, introduced agentic AI solutions, strengthened customer relationships and led strategic organic and inorganic growth across global markets.

He is a growth-oriented leader known for his customer obsession, servant leadership, and ability to deliver innovative technology solutions that enable strategic market expansion.

Earlier in his career, Shaikh held executive leadership roles at Virtana, where he served as President and CEO and led the company to sustained profitability and expanded its market presence, and at Dell Technologies, where he served as General Manager of the Enterprise Solutions Business and drove significant operational expansion and growth. He has also held senior roles at Hewlett Packard Enterprise, Cisco, Ruckus Wireless and Nortel Networks, helping global enterprises adopt innovative technology solutions.

Kash has been recognized for his leadership excellence with industry honors, including the Stevie Gold Award for Executive of the Year and multiple Comparably Best CEO awards. He holds a Bachelor of Engineering from NED University of Engineering and Technology, a Master of Science in Electrical Engineering from Wichita State University and a Master of Business Administration from Boise State University.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements may include, but are not limited to, statements concerning the company’s opportunity to drive growth, capture its market opportunity, continue its business momentum and deliver value to its stakeholders. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations, circumstances, aspirations and assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of significant risks, uncertainties and other factors, many of which are outside Penguin Solutions’ control, including, among others, failure to realize opportunities relating to the company’s growth and stakeholder value, and other factors and risks detailed in Penguin Solutions’ filings with the U.S. Securities and Exchange Commission (which include Penguin Solutions’ most recent Annual Report on Form 10-K). Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of Penguin Solutions to be materially different from Penguin Solutions’ forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this press release, and Penguin Solutions does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

About Penguin Solutions

The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our Advanced Computing, Integrated Memory and Optimized LED lines of business. With our expert skills, experience and partnerships, we turn our customers’ most complex challenges into compelling opportunities.

For more information, visit www.penguinsolutions.com.

Investor Contact:

Suzanne Schmidt

Investor Relations

+1-510-360-8596

ir@penguinsolutions.com

PR Contact:

Maureen O’Leary

Corporate Communications

+1-602-330-6846

pr@penguinsolutions.com

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